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                                  Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

         We consent to the incorporation by reference in this Registration Statement of Investors Financial Services Corp. (the "Company") on Form S-3 of our reports dated February 13, 1998, appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



Deloitte & Touche LLP
Boston, Massachusetts
June 29, 1998